UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 25, 2007
               (Date of earliest event reported): August 20, 2007


                            TRANS-SCIENCE CORPORATION
         ---------------------------------------------------------------
        (Exact Name of small business issuer as specified in its charter)

         California                000-52440                95-3542340
  ------------------------   ---------------------   ------------------------
  (State of Incorporation)   (Commission File No.)   (IRS Employer ID Number)

                     4490 Philbrook Sq., San Diego, CA 92130
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                    (Address of principal executive offices)

                                 (858) 523-1177
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

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SUMMARY

Item 2.01 - Completion of Acquisition or Disposal of Assets

On August 20, 2007, the Registrant assigned U.S. Patent number 6539252 from the Registrant to its director and majority shareholder, Phillip Burris, for the sum of one dollar and other good and valuable consideration, receipt of which was acknowledged. At the time of this transaction, the Registrant determined that such patent had no remaining value.

Item 3.02 - Unregistered Sales of Equity Securities

On October 15, 2007, in a transaction exempt from registration, the Registrant issued an aggregate of 1,166,083 shares of its Common Stock, no par value, pursuant to the conversion of principal and interest, at a conversion rate of $.01 per share, due under a Convertible Promissory Note issued May 18, 2005 in the principal amount of $9,402. No underwriter was involved in the transaction. The Registrant relied on Section 4 (2) of the Securities Act of 1933, as amended (the "Act").

Item 5.01 - Changes in Control of Registrant

On October 3, 2007, China Shuangji Cement Holding Ltd., a corporation incorporated under the laws of the British Virgin Islands (the "Controlling Shareholder"), became the controlling shareholder of the Registrant through the purchase of 8,000,000 shares of its Common Stock (the "Shares") in an unregistered sale of equity securities by the Registrant which was disclosed in a Form 8K, filed on October 18, 2007. The Controlling Shareholder paid an aggregate amount of $6,400 for Shares. The Controlling Shareholder obtained the funds used in connection with the purchase of the Shares from working capital from the Controlling Shareholder. Immediately prior to the change of control described herein, the Registrant was controlled by its sole officer and director, Gopal Sahota.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock on October 25, 2007, by (i) each person known by the Registrant to be the beneficial owner of more than five percent (5%) of the Registrant's outstanding shares of Common Stock, (ii) each director of the Registrant, (iii) the executive officers of the Registrant, and (iv) by all directors and executive officers of the Registrant as a group. Each person or entity named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person or entity and can be contacted at the address of the Company.

                  Name of                               Shares of       Percent
Title of Class    Beneficial Owner                      Common Stock    of Class
--------------    ----------------                      ------------    --------

5% STOCKHOLDERS

Common            Gopal Sahota                          2,100,000         15.6%

Common            China Shuangji Cement Holding Ltd.    8,000,000         59.4%


DIRECTORS AND NAMED EXECUTIVE OFFICERS

Common            Gopal Sahota                          2,100,000         15.6%

Common            Directors and Officers as a Group     2,100,000         15.6%

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANS-SCIENCE CORPORATION

By: /s/ Gopal Sahota
    ---------------------
    Gopal Sahota
    President

Date: October 25, 2007